UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 7, 2007

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	94-1741481
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 7, 2007, Exar Corporation, a Delaware corporation (“Exar”), Side Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Exar (“Merger Sub”), and Sipex Corporation, a Delaware corporation (“Sipex”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Sipex (the “Merger”) with Sipex surviving as a wholly-owned subsidiary of Exar.

Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of Exar, Merger Sub and Sipex, upon consummation of the Merger, each holder of common stock of Sipex, in each case issued and outstanding immediately prior to the consummation of the Merger, will receive 0.6679 of a share of common stock of Exar (the “Exchange Ratio”). Sipex stock options will convert upon completion of the Merger into stock options with respect to Exar common stock, after giving effect to the Exchange Ratio.

The Merger Agreement contains customary representations, warranties and covenants of Exar, Merger Sub and Sipex, including, among others, covenants by Exar and Sipex to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period. The board of directors of Exar has adopted a resolution recommending the approval of the issuance of shares of Exar common stock in the Merger by its stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the issuance of shares of Exar common stock in the Merger. The board of directors of Sipex has adopted a resolution recommending adoption of the Merger Agreement by its stockholders, and has agreed to hold a stockholder meeting to consider and vote upon adoption of the Merger Agreement. Exar and Sipex have also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning or furnish information in connection with any proposals for alternative business combination transactions.

The Merger is conditioned upon, among other things, approval by the stockholders of Exar and Sipex, clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions.

The Merger Agreement contains certain termination rights for both Exar and Sipex and provides that, upon termination of the Merger Agreement under specified circumstances, Exar or Sipex may be required to pay the other a termination fee of $6,500,000.

Pursuant to the Merger Agreement, at the effective time of the Merger, Ralph Schmitt, the current chief executive officer of Sipex, will become the chief executive officer of the combined company and he, along with two other designees of Sipex, will be appointed to the board of directors of Exar.

The parties currently expect the Merger to close in the third calendar quarter of 2007; although, there can be no assurances that the Merger will close in that time period, and, if the conditions to the Merger are met, it could close sooner.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Exar or Sipex, contains representations and warranties of each of Exar, Merger Sub and Sipex. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Exar’s or Sipex’s public disclosures.

Voting Agreements

Concurrently with entering into the Merger Agreement, certain affiliates of Sipex entered into a Voting Agreement with Exar (collectively, the “Sipex Voting Agreements”) pursuant to which they agreed, among other things, to vote their shares of Sipex for the approval of the Merger, unless the Merger Agreement is terminated. The foregoing description of the Sipex Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Sipex Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Concurrently with entering into the Merger Agreement, certain affiliates of Exar entered into a Voting Agreement with Sipex (collectively, the “Exar Voting Agreements”) pursuant to which they agreed, among other things, to vote their shares of Exar for the approval of the issuance of shares of Exar common stock in the Merger, unless the Merger Agreement is terminated. The foregoing description of the Exar Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Exar Voting Agreement, a copy of which is filed as Exhibit 10.2 hereto and is hereby incorporated into this report by reference.

Lock-Up and Standstill Agreement

Concurrently with execution of the Merger Agreement, an affiliate of Future Electronics Incorporated (“Future”) entered into a Lock-Up and Standstill Agreement (the “Lock-Up and Standstill Agreement”) pursuant to which, among other things, Exar has agreed to nominate a designee of Future to the Board of Directors. Pursuant to the Lock-Up and Standstill Agreement, Future has agreed, among other things, to (1) limit the number of shares of Exar common stock sold by them during the first year after the effective time of the Merger, (2) acquire no more than 19%, of the outstanding Exar voting securities on a fully-diluted basis for a period of one year after the effective time of the Merger, and (3) refrain from designating any director (other than the nominee described above), calling a special meeting, participating in the solicitation of proxies or taking certain other actions for a period of two years after the effective time of the Merger. The foregoing description of the Lock-Up and Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Lock-Up and Standstill Agreement, a copy of which is filed as Exhibit 10.3 hereto and is hereby incorporated into this report by reference.

Employment Agreement

Concurrently with execution of the Merger Agreement, Ralph Schmitt, President and Chief Executive Officer of Sipex, entered into an Employment Agreement (the “Schmitt Employment Agreement”) with Exar pursuant to which Exar agrees, at the effective time of the Merger, to employ Mr. Schmitt as President and Chief Executive Officer of Exar. Under the Schmitt Employment Agreement, Mr. Schmitt will be entitled to a base salary of $440,000, eligibility for an annual incentive bonus and additional performance compensation and an option grant to purchase 200,000 shares of Exar common stock. The foregoing description of the Schmitt Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Schmitt Employment Agreement, a copy of which is filed as Exhibit 10.4 hereto and is hereby incorporated into this report by reference.

Joint Proxy Statement/Prospectus

Exar and Sipex will file a proxy statement/prospectus and other documents concerning the proposed merger transaction with the Securities and Exchange Commission (the “SEC”). Security holders are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Exar and Sipex with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents may also be obtained for free by contacting Exar Investor Relations by e-mail at investorrelations@exar.com or by telephone at 1-510-668-7201 or by contacting Sipex Investor Relations by e-mail at investorrelations@sipex.com or by telephone at 1-408-934-7586.

Exar and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Exar’s stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such executive officers and directors is included in Exar’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the SEC on August 9, 2006, which is available free of charge at the SEC’s web site at http://www.sec.gov and from Exar Investor Relations which can be contacted by e-mail at investorrelations@exar.com or by telephone at 1-510-668-7201. Certain executive officers and directors of Exar have interests in the transaction that may differ from the interests of Exar stockholders generally. These interests will be described in the proxy statement/prospectus when it becomes available.

Sipex and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Sipex’s stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such executive officers and directors is included in Sipex’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the SEC on October 24, 2006, which is available free of charge at the SEC’s web site at http://www.sec.gov and from Sipex Investor Relations which can be contacted by e-mail at investorrelations@sipex.com or by telephone at 1-408-934-7586. Certain executive officers and directors of Sipex have interests in the transaction that may differ from the interests of Sipex stockholders generally. These interests will be described in the proxy statement/prospectus when it becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this report include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Exar and Sipex do not each receive the required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. Similarly, anticipated costs savings may not be achieved and projections as to whether, when and the extent to which the transaction will be accretive may not prove accurate. In any forward-looking statement in which Exar or Sipex expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the Exar and Sipex stockholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Exar and Sipex generally, including those set forth in the filings of Exar and Sipex with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. Exar and Sipex are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Item 8.01.	Other Events.

On May 8, 2007, Exar and Sipex jointly issued a press release announcing the execution of the Merger Agreement, which is attached hereto as Exhibit 99.1. The press release is hereby incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of May 7, 2007, by and among Exar Corporation, Side Acquisition Corp. and Sipex Corporation.*

10.1	Form of Sipex Voting Agreement.

10.2	Form of Exar Voting Agreement.

10.3	Lock-Up and Standstill Agreement, dated as of May 7, 2007, by and between Exar Corporation and Rodfre Holdings LLC.

10.4	Employment Agreement, dated as of May 7, 2007, by and between Exar Corporation and Ralph Schmitt.

99.1	Text of press release jointly issued by Exar Corporation and Sipex Corporation, dated May 8, 2007.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exar hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: May 8, 2007	By:	/s/ Richard Leza
	Name:	Richard Leza
	Title:	Acting Chief Executive Officer and President

Exhibit Index

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of May 7, 2007, by and among Exar Corporation, Side Acquisition Corp. and Sipex Corporation.*

10.1	Form of Sipex Voting Agreement.

10.2	Form of Exar Voting Agreement.

10.3	Lock-Up and Standstill Agreement, dated as of May 7, 2007, by and between Exar Corporation and Rodfre Holdings LLC.

10.4	Employment Agreement, dated as of May 7, 2007, by and between Exar Corporation and Ralph Schmitt.

99.1	Text of press release jointly issued by Exar Corporation and Sipex Corporation, dated May 8, 2007.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exar hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.